Your Internet Defender Inc. 8-K

Exhibit 10.09

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of August ___, 2014, by and between Your Internet Defender Inc., a Nevada corporation (the "Company"), and ____________________ (the "Purchaser").

WHEREAS, this Agreement is made pursuant to the Stock Purchase Agreement, dated as of the date hereof, among the Company and the Purchaser (the "Purchase Agreement"), and

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to issue and sell to the Purchaser and the Purchaser has agreed to purchase from the Company, an aggregate of 1,000,000 shares of the Company's common stock, $0.0001 par value per share, at $2.00 per share (the "Shares"),

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1. Piggy Back Rights. If at any time the Company shall determine to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), of any of its equity securities, other than (a) on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business, (b) a registration relating solely to a Commission Rule 145 transaction, (c) equity securities issuable in connection with stock options or other employee benefit plans, or (d) a public offering of the capital stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act (a "Public Offering"), then the Company shall send to the Purchaser written notice of such determination and, if within fifteen days after receipt of such notice, the Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of the Shares that the Holder requests to be registered (the "Registrable Securities"), subject, in the event of an underwritten offering, to the Purchaser agreeing to sign an underwriting agreement  in form agreed-upon by the Company and the underwriters and containing customary terms relating to the Purchaser as a selling shareholder, and to customary cutbacks requested by the managing underwriter of all selling stockholders thereunder, on a pro-rata basis with any other selling stockholders.

2. Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under Section 1 prior to the effectiveness of such registration whether or not the Purchaser has elected to include Registrable Securities in such registration. The Purchaser agrees that, upon receipt of notice from the Company that the Company has determined to withdraw any registration statement pursuant to this subsection, such Purchaser will discontinue its disposition of securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Purchaser's possession of the prospectus covering securities which was in effect at the time of such notice.

3. Expenses of Registration. All expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration ("Registration Expenses") incurred in connection with all registrations pursuant to this Agreement shall be borne by the Company; provided, however, that in the event the Purchaser alone, but not the Company, initiates the request that a registration be withdrawn prior to its effectiveness, all Registration Expenses incurred in connection with that registration shall be borne by the Purchaser. All underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Company on behalf of the Purchaser and, except as set forth above, all fees and disbursements of counsel for the Purchaser ("Selling Expenses") relating to the Shares registered on behalf of the Purchaser shall be borne by the Purchaser.

4. Registration Procedures. In the case of each registration, qualification or compliance to be effected by the Company pursuant to this Agreement, the Company will keep the Purchaser advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. In the event the Company determines, within its sole discretion, to register its securities, then the Company will:

(a) use its reasonable efforts to effect the registration and the sale of the Registrable Securities in accordance with the intended method of disposition thereof;

(b) prepare and file with the Commission a registration statement with respect to such Registrable Securities (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Purchaser copies of all such documents proposed to be filed);

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Purchaser set forth in such registration statement;

(d) during the period in which the Company keeps a registration statement effective, furnish to the Purchaser such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Purchaser;

(e) use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Purchaser reasonably requests (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction where it would not otherwise be subject to taxation or (iii) consent to general service of process in any such jurisdiction where it would not otherwise be subject to service of process but for this subparagraph);

(f) notify the Purchaser any time the Company becomes aware a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Purchaser of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(g) use its reasonable efforts to cause Registrable Securities to continue to be listed on the exchange on which the Company's securities currently trade, or make application to and be approved for trading on a higher exchange;

(h) enter into such customary agreements (including underwriting agreements in customary form, provided that such underwriting agreement shall be reasonably satisfactory to the Company);

(i) upon receipt and execution of such confidentiality agreements as the Company may reasonably request from parties who are not otherwise subject to confidentiality obligations because of the nature of their profession (e.g., underwriters, attorneys and accountants), make available for inspection by the Purchaser, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by Purchaser or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by Purchaser or any such underwriter, attorney, accountant or agent in connection with such registration statement; and

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(j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission.

5. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any affidavits or written information supplied or withheld from the Company relating to such holder’s ownership of Registrable Securities or as otherwise required under the Securities Act furnished by such holder expressly for use in such registration statement or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has timely furnished such holder with the number of copies of the same reasonably requested by such holder.

(b) In connection with any registration statement in which Purchaser is participating, Purchaser will furnish to the Company in writing such information and affidavits relating to such Purchaser’s ownership of Registrable Securities or as otherwise required under the Securities Act as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder which was expressly provided for use in such registration statement and was included in such registration statement in reliance on and in conformity with such written information or affidavit.

(c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is not assumed or not defended because of a conflict of interest pursuant to clause (ii) of the preceding sentence, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

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(e) The Company also agrees to make such provisions, as are requested by any indemnified party, for contribution to such party in the event the indemnified party would be entitled to indemnification hereunder but the Company’s indemnification is unavailable for any reason. The Company shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and of the Company on the other in connection with the violations, statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnified party and of the Company shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnified party or by the Company and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

6. Termination of Registration Rights. The Company’s obligations pursuant to Section 1 shall expire upon the earlier to occur of the following: (a) when all Registrable Securities held by the Purchaser have been sold or transferred in any manner to any person or entity, including, but not limited to, sales pursuant to a registration statement, Rule 144 sales or otherwise, (b) at such time as all Registrable Shares of the Purchaser can be sold in any three-month period under the Commission’s Rule 144, or (c) five (5) years after a Public Offering taking place after the date of this Agreement.

7. Stand-Off Agreement. So long as the Company’s obligations pursuant to Section 1 have not expired, the Purchaser, if requested by the Company and an underwriter of the common stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company (except for those securities being registered) held by such Purchaser for a specified period of time (not to exceed 180 days) following the effective date of a registration statement filed in connection with any public offering; provided, (a) all employees, officers, directors, and greater than one percent (1%) preferred stock or common stock holders enter into agreements in substantially the same form, and (b) that such agreement shall be in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Securities or other securities subject to the foregoing restriction until the end of the stand-off period.

8. Miscellaneous.

(a) Governing Law. This Agreement shall be governed in all respects by the internal laws of the Commonwealth of Massachusetts.

(b) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

(c) Entire Agreement; Amendment. This Agreement, its attachments and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Purchaser.

(d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(e) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

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(f) Notices. Except in cases where oral or other notice is permitted by this Agreement, all notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when hand delivered, including delivery by messenger or courier service (or if delivery is refused, at the time of refusal), to the address set forth below, (ii) when received or refused as evidenced by the postal receipt if sent by United States Mail as Certified Mail, Return Receipt Requested, with proper postage prepaid, addressed as set forth below or (iii) when received as evidenced by the transmission report of the facsimile machine of the transmitting party acknowledging a good transmission if sent by facsimile0 to the number set forth below:

If to the Company:

Your Internet Defender Inc.
c/o Corindus, Inc.
Attn: David Handler, Chief Executive Officer
309 Waverly Oaks Rd., Suite 105
Waltham, MA 02452
Telephone: (508) 653-3335

with a copy to:
McDermott Will & Emery LLP
Attn: Richard B. Smith, Esq.
28 State Street
Boston, MA 92109
Telephone: (617) 535-3876

If to Purchaser:

Any of the parties may change its mailing address by giving notice to the other party pursuant to this Subsection.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

(Signature page follows)

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(Signature Page to Registration Rights Agreement)

IN WITNESS WHEREOF, the parties below have executed this Agreement all as of the date first written above.

PURCHASER:

[Name]

By:
[Name and title]

COMPANY:

YOUR INTERNET DEFENDER INC.
By:

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